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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 15, 2000


                              HYBRID NETWORKS, INC.
             (Exact name of registrant as specified in this charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        0-23289                                        77-02520931
(Commission File Number)                 (I.R.S. Employer Identification Number)



                  6409 GUADALUPE MINES ROAD, SAN JOSE, CA 95120
               (Address of principal executive offices) (Zip Code)


                                 (408) 323-6250
              (Registrant's Telephone Number, Including Area Code)






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ITEM 5.  OTHER EVENTS.


Hybrid Networks, Inc. reports that it expects to record a non-cash charge of approximately $1,275,000 in the fourth quarter of 2000 related to the resignation of its former CFO, Thara Edson.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated: November 15, 2000                         Hybrid Networks, Inc.


                                                 By: /s/ Michael D. Greenbaum
                                                     --------------------------
                                                     Michael D. Greenbaum
                                                     Chief Executive Officer







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